UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                September 2, 2003


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number - 0-15087


            NEVADA                                               93-0926999
(State of other Jurisdiction                               (IRS Employer ID No.)
        of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                             52241
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On August 26, 2003, Heartland Express, Inc. (the "Company") announced the declaration of a quarterly cash dividend. A copy of the press release issued by the Company is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

     The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                                     HEARTLAND EXPRESS, INC.

Date: September 2, 2003                              BY: /s/ John P. Cosaert
                                                     -----------------------
                                                     JOHN P. COSAERT
                                                     Vice-President
                                                     Finance and Treasurer

                                  EXHIBIT INDEX

99.1 Press release issued by the Company on August 26, 2003 announcing the declaration of a quarterly cash dividend.

                                Exhibit No. 99.1


Tuesday, August 26, 2003, For Immediate Release

Press Release

Heartland Express, Inc. Announces First Ever Cash Dividend

CORALVILLE, IOWA - August 26, 2003 - Heartland Express, Inc. (Nasdaq: HTLD) The Board of Directors of Heartland Express, Inc. announced today the declaration of its first-ever-quarterly cash dividend. The $0.02 per share dividend will be paid on October 2, 2003 to shareholders of record at the close of business on September 17, 2003.

"Since going public in 1986 we have built a strong cash position and solid balance sheet through consistent earnings growth. We have decided to implement a quarterly cash dividend program because of our continued financial strength. In addition, recent changes in the tax code lessen the effect of double taxation by providing for the taxation of cash dividends at a favorable tax rate," commented Russell Gerdin, Chairman and CEO of Heartland Express. "We have historically used our cash flows to strengthen our company. Our Board has concluded that the Company's cash flows are sufficient to support future growth and to pay a regular cash dividend."

The press release may contain forward-looking statements, which are based on information currently available. These statements and assumptions involve certain risks and uncertainties. Actual events may differ from these expectations as specified from time to time in filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement to the extent it becomes aware that it will not be achieved for any reason.

                         For further information contact
                            John P. Cosaert, EVP; CFO
                             Heartland Express, Inc.
                                  319-545-2728